Filed pursuant to Rule 497(a)(1)

File No. 333-155806

Rule 482ad

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Todd A. Reppert, President and CFO
treppert@mainstcapital.com
713-350-6000

Dennard Rupp Gray & Lascar, LLC
Ken Dennard | ksdennard@drg-l.com
Ben Burnham | bburnham@drg-l.com
713-529-6600

MAIN STREET CAPITAL PRICES PUBLIC OFFERING OF COMMON STOCK

HOUSTON, March 22, 2011 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it has priced a public offering of 3,500,000 shares of its common stock in an underwritten public offering. Pricing was set at $18.35 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by Main Street, are expected to be approximately $61.1 million. Main Street has also granted the underwriters an option, exercisable for 30 days, to purchase up to 525,000 additional shares of common stock to cover over-allotments, if any.

Main Street intends to use the net proceeds from this offering, including the net proceeds from any exercise of the underwriters’ over-allotment option, to repay outstanding debt borrowed under its $100 million credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, which may include investments in intermediate term bank debt, rated debt securities and other income producing investments, to pay operating expenses and other cash obligations and for general corporate purposes.

The underwriters of this offering are Morgan Keegan & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and Sanders Morris Harris Inc. The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering is subject to customary closing conditions and is expected to close on March 24, 2011.

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The final prospectus supplement dated March 22, 2011, including the base prospectus dated June 17, 2010, contains risk factors and other information about Main Street. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Morgan Keegan & Company, Inc., Attn: Equity Syndicate Department, 50 N. Front Street, 19th Floor, Memphis, Tennessee 38103.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies. Main Street’s lower middle market investments are made to support management buyouts, recapitalizations, growth financings and acquisitions of companies that operate in diverse industry sectors and generally have annual revenues ranging from $10 million to $100 million.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street also maintains a portfolio of privately placed interest-bearing debt investments in middle market businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Main Street undertakes no obligation to update any such statement now or in the future.

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